UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BARFRESH FOOD GROUP INC.

(Name of Registrant as Specified in its Charter)

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EXPLANATORY NOTE

On July 6, 2022, Barfresh Food Group Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on August 1, 2022. This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal No. 5 that is soliciting a non-binding, advisory vote from the Company’s stockholders of record, as of July 1, 2022, on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers. The Company’s management and its Board of Directors recommend conducting a non-binding advisory vote on the compensation of the named executive officers every three years. Other than the addition of Proposal No. 5 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for the proposals to be voted on at the Annual Meeting.

This supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

2022 PROXY STATEMENT SUPPLEMENT

This Proxy Statement Supplement (the “Supplement”) supplements and amends the Proxy Statement of the Company for the Company’s Annual Meeting to (i) add a new Proposal No. 5 to the Proxy Statement that provides for a non-binding, advisory vote of the Company’s stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers (“Proposal No. 5”), and (ii) update the Notice of the Annual Meeting attached as Appendix A to add the new Proposal No. 5 (the “Amended Notice”). This Supplement, the Amended Notice and a revised proxy card (the “Revised Proxy Card”) are being distributed or made available to stockholders beginning on or about July 14, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

Proposal No. 5 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 5, your shares may constitute “broker non-votes” as to Proposal No. 5. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 5, your vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS” or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present in person or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal 5 that will be presented to stockholders at the annual meeting. Information regarding Proposals 1, 2, 3 and 4 that will be presented to stockholders at the annual meeting can be found in the Proxy Statement that has been mailed to stockholders. We urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. Currently, consistent with the preference expressed by the stockholders at the Company’s 2016 Annual Meeting of Stockholders, the policy of the Compensation Committee and our Board of Directors is to solicit a non-binding advisory vote on the compensation of the named executive officers every three years. Accordingly, the Company is again asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Compensation Committee and our Board of Directors recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders every three years.

In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

While the Compensation Committee and our Board of Directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a plurality of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

Because this vote is advisory and, therefore, not binding on the Compensation Committee and our Board of Directors or us, the Compensation Committee and our Board of Directors may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Compensation Committee and our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF “THREE YEARS” ON THE SAY-ON-FREQUENCY PROPOSAL.

APPENDIX A

Amended Notice

3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON AUGUST 1, 2022

Dear Stockholder:

Notice is hereby given that the 2022 Annual Meeting of Stockholders of Barfresh Food Group Inc. (“we”, “us”, “Barfresh” or the “Company”), will be held at 12:00 p.m. Pacific Standard Time, on Monday, August 1, 2022 at our principal executive office, 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, to conduct the following items of business:

1.	To elect Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph M. Cugine, Alexander H. Ware, Isabelle Ortiz-Cochet and Justin Borus to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the 2022 proxy statement);
4.	To approve and adopt the amendment of the Certificate of Information of the Company to reduce the number of authorized shares of Common Stock from 295,000,000 to 23,000,000 and the number of shares of Preferred Stock from 5,000,000 to 400,000;
5.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our Named Executive Officers;
6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying proxy statement.

All holders of record of our common stock as of the close of business on July 1, 2022, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Barfresh’s principal executive office as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer

Los Angeles, California	July 14, 2022

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope, or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on August 1, 2022

The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available on the Internet at http://www.iproxydirect.com/BRFH

REVISED PROXY CARD